                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31,1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997

                              CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 2/17/97

                                                   Total$          Per $1,000
                                                   Amount           Original
                                                ------------     --------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $7,768,720.63

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for
     prior Remittance Date                                 0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          7,768,720.63

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.25%)              6.25%
          b. Class A-1 Interest                      278,548.99     3.90945951
          c. Class A-2 Remittance Rate(6.55%)              6.55%
          d. Class A-2 Interest                      218,333.33     5.45833325
          e. Class A-3 Remittance Rate(6.70%)              6.70%
          f. Class A-3 Interest                      348,958.33     5.58333328
          g. Class A-4 Remittance Rate(7.00%)              7.00%
          h. Class A-4 Interest                      565,250.00     5.83333333
          i. Class A-5 Remittance Rate(7.30%)              7.30%
          j. Class A-5 Interest                      128,966.67     6.08333349
          k. Class A-6 Remittance Rate(7.60%)              7.60%
          l. Class A-6 Interest                      722,000.00     6.33333333
          m. Class A-7 Remittance Rate (8.05%, unless
             Weighted Average Contract Rate is below
             8.05%)                                        8.05%
          n. Class A-7 Interest                      678,547.92     6.70833337

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                      .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2

                              CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 2/17/97



                                                    Total $        Per $1,000
                                                     Amount         Original
                                                 --------------  --------------
(4)  Remaining:
          a. Unpaid Class A Interest
               Shortfall                                    .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                  7,768,720.63            N/A
          a. Scheduled Principal                     648,669.48            N/A
          b. Principal Prepayments                 2,343,911.27            N/A
          c. Liquidated Contracts                     36,950.27            N/A
          d. Repurchases                                    .00            N/A
          e. Current Month Advanced Principal        853,661.26            N/A
          f. Prior Month Advanced Principal       (1,119,317.81)           N/A

     (6)  Pool Scheduled Principal Balance       580,373,057.15

     (6b) Adjusted Pool Principal Balance        579,519,395.89   965.78217600
     (6c) Pool Factor                                0.96578218

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date           .00

     (8)  Class A Percentage for such Remittance
          Date                                            92.26%
     (9)  Class A Percentage for the following
          Remittance Date                                 92.23%
     (10) Class A Principal Distribution:
          a. Class A-1                             2,763,874.47    38.79122063
          b. Class A-2                                      .00            .00
          c. Class A-3                                      .00            .00
          d. Class A-4                                      .00            .00
          e. Class A-5                                      .00            .00
          f. Class A-6                                      .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3


                              CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 2/17/97


                                                   Total$          Per $1,000
                                                   Amount           Original
                                                ------------     --------------
     (11)  Class A-1 Principal Balance          50,717,530.89     711.82499495
     (11a) Class A-1 Pool Factor                    .07118250

     (12)  Class A-2 Principal Balance          40,000,000.00     1000.0000000
     (12a) Class A-2 Pool Factor                   1.00000000

     (13)  Class A-3 Principal Balance          62,500,000.00     1000.0000000
     (13a) Class A-3 Pool Factor                   1.00000000

     (14)  Class A-4 Principal Balance          96,900,000.00     1000.0000000
     (14a) Class A-4 Pool Factor                   1.00000000

     (15)  Class A-5 Principal Balance          21,200,000.00     1000.0000000
     (15a) Class A-5 Pool Factor                   1.00000000

     (16)  Class A-6 Principal Balance         114,000,000.00     1000.0000000
     (16a) Class A-6 Pool Factor                   1.00000000

     (17)  Class A-7 Principal Balance         101,150,000.00     1000.0000000
     (17a) Class A-7 Pool Factor                  1.000000000

     (18)  Unpaid Class A Principal Shortfall
           (if any) following current
            Remittance Date                               .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                              CUSIP#'S 393505- QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 2/17/97


     C.  Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date

         (19)  31-59 days                        3,707,276.39          107

         (20)  60 days or more                   2,190,433.27           65

         (21)  Current Month Repossessions         489,519.48           13

         (22)  Repossession Inventory              836,935.99           25


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .38%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                 .22%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date     .64%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                 .60%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5


                              CUSIP#'S 393505-  QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 2/17/97

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                        0%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date  13,150.83

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .01%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                           15.98%

(28)  Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                             7.74%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 6



                          CUSIP NO.   393505QQ8
                          TRUST ACCOUNT #80-4146600
                          REMITTANCE DATE: 2/17/97

                                                      Total$        Per $1,000
                                                      Amount         Original
                                                   ------------   --------------

CLASS M1 CERTIFICATES
---------------------

     (29) Amount available (including Monthly
          Servicing Fee)                           2,064,240.92

A.        Interest
     (30) Aggregate interest
          a. Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                             7.85%
          b. Class M-1 Interest                      314,000.00     6.514166667

     (31) Amount applied to Class M-1 Interest
          Deficiency Amount    .00  0

     (32) Remaining unpaid Class M-1 Interest
          Deficiency Amount                                 .00               0

     (33) Amount Applied to:
          a. Unpaid Class M-1 Interest Shortfall            .00               0

     (34) Remaining:
          a.  Unpaid Class M-1 Interest Shortfall           .00               0

B.        Principal
     (35) Formula Principal Distribution Amount             .00             N/A
          a.     Scheduled Principal                        .00             N/A
          b.     Principal Prepayments                      .00             N/A
          c.     Liquidated Contracts                       .00             N/A
          d.     Repurchases                                .00             N/A

     (36) Class M-1 Principal Balance             48,000,000.00   1000.00000000
     (36a)Class M-1 Pool Factor                      1.00000000

     (37) Class M-1 Percentage for such Remittance
          Date                                              .00%

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%,8.30%
     PASS-THROUGH CERTIFICATES, SERIES 1996-8
       CLASS B1 CERTIFICATES
        MONTHLY REPORT
          JANUARY 1997                      CUSIP NO. 393505-QR6,QR4
             Page 7                         TRUST ACCOUNT #80-4146600
                                            REMITTANCE DATE: 2/17/97

                                                   Total$          Per $1,000
                                                   Amount           Original
                                                ------------     --------------
(38) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                            .00         0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                           .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date          .00

(40) Class M-1 Percentage for the following
     Remittance Date                                     .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,750,240.92

(2)  Class B-1 Remittance Rate (7.79% unless
     Weighted Average Contract Rate is below 7.95%)     7.95%

(3)  Aggregate Class B1 Interest                  159,000.00         6.62500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                               .00                .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                  .00                .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                   .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                   .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date            .00

(8a) Class B Percentage for such Remittance Date         .00

   GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
  PASS-THROUGH CERTIFICATES, SERIES 1996-8
     CLASS B CERTIFICATES
       MONTHLY REPORT
        JANUARY 1997                           CUSIP NO. 393505 QR6, QR4
           Page 8                              REMITTANCE DATE: 2/17/97


                                                   Total$          Per $1,000
                                                   Amount           Original
                                                ------------     --------------
(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00

(10a)  Class B1 Principal Shortfall                       .00

(10b)  Unpaid Class B1 Principal Shortfall                .00

(11)   Class B Principal Balance                45,051,865.00

(12)   Class B1 Principal Balance               24,000,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available                  1,591,240.92

(14) Class B-2 Remittance Rate (8.30%
     unless Weighted Average Contract
     Rate is less than 8.30%)                            8.30%

(15) Aggregate Class B2 Interest                   145,608.73        6.91666653

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00               .00

(17) (Remaining Unpaid Class B2 Interest Shortfall        .00               .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date             .00

(19) Class B2 Principal Liquidation Loss Amount           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                 .00

(21) Guarantee Payment                                    .00

(22) Class B2 Principal Balance                 21,051,865.00

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
     CLASS B2 CERTIFICATES
        MONTHLY REPORT
          JANUARY 1997                   CUSIP NO. 393505-QR6, QR4
             Page 9                      REMITTANCE DATE: 2/17/97


                                                   Total$          Per $1,000
                                                   Amount           Original
                                                ------------     --------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                              243,084.41

(24) 3% Guarantee                                1,202,547.78

(25) Class C Residual Payment                             .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                      .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                      .00

(28) Repossessed Contracts                         489,519.48

(29) Repossessed Contracts Remaining
     in Inventory                                  836,935.99

(30) Weighted Average Contract Rate                  10.33168